United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 13, 2022

Fidelity National Information Services, Inc.

(Exact name of Registrant as Specified in its Charter)

1-16427

(Commission

File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue

Jacksonville, Florida 32204

(Address of Principal Executive Offices)

(904) 438-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
0.125% Senior Notes due 2022	FIS22C	New York Stock Exchange
0.750% Senior Notes due 2023	FIS23A	New York Stock Exchange
1.100% Senior Notes due 2024	FIS24A	New York Stock Exchange
0.625% Senior Notes due 2025	FIS25B	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
1.000% Senior Notes due 2028	FIS28	New York Stock Exchange
2.250% Senior Notes due 2029	FIS29	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Closing of Senior Notes Offering

On July 13, 2022, Fidelity National Information Services, Inc. (“FIS”) completed the issuance and sale of its previously announced offering of senior notes, consisting of $750,000,000 in aggregate principal amount of 4.500% Senior Notes due 2025 (the “2025 Notes”), $500,000,000 in aggregate principal amount of 4.700% Senior Notes due 2027 (the “2027 Notes”), $750,000,000 in aggregate principal amount of 5.100% Senior Notes due 2032 (the “2032 Notes”) and $500,000,000 in aggregate principal amount of 5.625% Senior Notes due 2052 (the “2052 Notes” and, collectively with the 2025 Notes, the 2027 Notes and the 2032 Notes, the “Senior Notes”).

The sale of the Senior Notes was made pursuant to the terms of an Underwriting Agreement, dated July 6, 2022, with J.P. Morgan Securities LLC, BofA Securities, Inc., MUFG Securities Americas Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, a copy of which was previously filed as Exhibit 1.1 to FIS’ Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on July 11, 2022.

The Senior Notes were issued pursuant to an Indenture, dated as of April 15, 2013 (the “Base Indenture”), among FIS, certain other parties thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the Thirty-Sixth Supplemental Indenture thereto with respect to the 2025 Notes (attached hereto as Exhibit 4.1 and incorporated herein by reference), dated as of July 13, 2022, between FIS and the Trustee, as supplemented by the Thirty-Seventh Supplemental Indenture thereto with respect to the 2027 Notes (attached hereto as Exhibit 4.2 and incorporated herein by reference), dated as of July 13, 2022, between FIS and the Trustee, as supplemented by the Thirty-Eighth Supplemental Indenture thereto with respect to the 2032 Notes (attached hereto as Exhibit 4.3 and incorporated herein by reference), dated as of July 13, 2022, between FIS and the Trustee, and as supplemented by the Thirty-Ninth Supplemental Indenture thereto with respect to the 2052 Notes (attached hereto as Exhibit 4.4 and incorporated herein by reference), dated as of July 13, 2022, between FIS and the Trustee.

The Senior Notes were offered and sold pursuant to the automatically effective Registration Statement on Form S-3ASR (File No. 333-265745) of FIS filed with the Commission on June 21, 2022, as supplemented by a preliminary prospectus supplement dated July 6, 2022 filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933 (the “Securities Act”) on July 6, 2022, a free writing prospectus dated July 6, 2022 filed with the Commission pursuant to Rule 433 under the Securities Act on July 6, 2022, and a final prospectus supplement dated July 6, 2022 filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act on July 8, 2022.

Item 8.01.	Other Events.

Opinion Letters

A copy of the opinion letter of Willkie Farr & Gallagher LLP relating to the validity of the Senior Notes is filed as Exhibit 5.1 hereto, and a copy of the opinion letter of Nelson Mullins Riley & Scarborough LLP concerning legal matters related to Georgia law in respect of the Senior Notes is filed as Exhibit 5.2 hereto.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Thirty-Sixth Supplemental Indenture, dated as of July 13, 2022

4.2	Thirty-Seventh Supplemental Indenture, dated as of July 13, 2022

4.3	Thirty-Eighth Supplemental Indenture, dated as of July 13, 2022

4.4	Thirty-Ninth Supplemental Indenture, dated as of July 13, 2022

4.5	Form of Senior Note (included as Exhibit A to Exhibit 4.1 above)

4.6	Form of Senior Note (included as Exhibit A to Exhibit 4.2 above)

4.7	Form of Senior Note (included as Exhibit A to Exhibit 4.3 above)

4.8	Form of Senior Note (included as Exhibit A to Exhibit 4.4 above)

5.1	Legal Opinion of Willkie Farr & Gallagher LLP, dated July 13, 2022

5.2	Legal Opinion of Nelson Mullins Riley & Scarborough LLP, dated July 13, 2022

23.1	Consent of Willkie Farr & Gallagher LLP, dated July 13, 2022 (included in Exhibit 5.1 above)

23.2	Consent of Nelson Mullins Riley & Scarborough LLP, dated July 13, 2022 (included in Exhibit 5.2 above)

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity National Information Services, Inc.

Date: July 13, 2022

	By:	/s/ Charles H. Keller
	Name:	Charles H. Keller
	Title:	Senior Vice President, Sr. Deputy General Counsel and Corporate Secretary